TEMPLETON CAPITAL
ACCUMULATOR FUND, INC.-

STATEMENT OF
ADDITIONAL INFORMATION
JANUARY 1, 1999                                                [GRAPHIC OMITTED]
                                                        FRANKLIN(R) TEMPLETON(R)
                                            100 FOUNTAIN PARKWAY, P.O. BOX 33030
                                ST. PETERSBURG, FL 33733-8030 1-800/DIAL BEN (R)
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Templeton Capital Accumulator Fund, Inc. (the "fund") is a diversified, open-end management investment company. The Prospectus, dated January 1, 1999, which we may amend from time to time, contains the basic information you should know before investing in the fund. For a free copy, call 1-800/DIAL BEN (1-800/342-5236).


THIS SAI IS NOT A PROSPECTUS. IT CONTAINS INFORMATION IN ADDITION TO AND IN MORE DETAIL THAN SET FORTH IN THE PROSPECTUS. THIS SAI IS INTENDED TO PROVIDE YOU WITH ADDITIONAL INFORMATION REGARDING THE ACTIVITIES AND OPERATIONS OF THE FUND, AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

CONTENTS

How Does the Fund Invest Its Assets?................................   2

What Are Some of the Risks of Investing in the
 Fund?...............................................................  6

Investment Restrictions.............................................. 10

Officers and Directors............................................... 11

Investment Management and Other Services ............................ 16

How Does the Fund Buy Securities
 for Its Portfolio?.................................................. 17

How Do I Buy, Sell and Exchange Shares?.............................. 18

How Are Fund Shares Valued?.......................................... 20

Additional Information on
 Distributions and Taxes............................................. 20

The Fund's Underwriter............................................... 22

How Does the Fund Measure Performance? .............................. 22

Miscellaneous Information............................................ 25

Financial Statements................................................. 26

Glossary............................................................. 26

Appendix............................................................. 26

Description of Ratings............................................... 26


   MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

    /bullet/ ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE
             CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

    /bullet/ ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY,
             ANY BANK;

    /bullet/ ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF
             PRINCIPAL.

                                        1

                                                                 TLCAP SAI 01/99


When reading this SAI, you will see certain terms beginning with capital letters. This means the term is explained in the Glossary.

HOW DOES THE FUND INVEST ITS ASSETS?
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WHAT IS THE FUND'S GOAL?

The fund's goal is long-term capital growth. The fund seeks to achieve its investment goal through a flexible policy of investing in stocks and debt obligations of companies and governments of any nation. Any income realized will be incidental. This goal is fundamental which means that it may not be changed without shareholder approval.


MORE INFORMATION ABOUT THE KINDS OF
SECURITIES THE FUND BUYS


EQUITY SECURITIES. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. Equity securities generally take the form of common stock or preferred stock. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have greater voting rights as well. Equity securities may also include convertible securities, warrants or rights. Convertible securities typically are debt securities or preferred stocks which are convertible into common stock after certain time periods or under certain circumstances. Warrants or rights give the holder the right to purchase a common stock at a given time for a specified price.


DEBT SECURITIES. The fund may invest in debt securities that are rated no lower than Caa by Moody's or CCC by S&P or deemed to be of comparable quality by Investment Counsel. As an operating policy, which may be changed by the Board without shareholder approval, the fund will not invest more than 5% of its total assets in debt securities rated lower than BBB by S&P or Baa by Moody's. The Board may consider a change in this operating policy if, in its judgment, economic conditions change such that a higher level of investment in high risk, lower quality debt securities would be consistent with the interests of the fund and its shareholders.(1) High risk, lower quality debt securities, commonly known as junk bonds, are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and may be in default. Unrated debt securities are not necessarily of lower quality than rated securities but they may not be attractive to as many buyers. Regardless of rating levels, all debt securities considered for purchase (whether rated or unrated) will be carefully analyzed by Investment Counsel to ensure, to the extent possible, that the planned investment is sound. The fund may, from time to time, purchase defaulted debt securities if, in the opinion of Investment Counsel, the issuer may resume interest payments in the near future. As a fundamental policy, the fund will not invest more than 10% of its total assets in defaulted debt securities, some of which may be illiquid.


The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the fund's Net Asset Value. Higher yielding corporate debt securities are ordinarily unrated or in the lower rating categories of recognized rating agencies (that is, ratings of Baa or lower by Moody's or BBB or lower by S&P) and are generally considered to be predominantly speculative and, therefore, may involve greater volatility of price and risk of loss of principal and income (including the possibility of default or bankruptcy of issuers of such securities) than securities in the higher rating categories. A debt security rated Caa by Moody's is of poor standing. Such a security may be in default or there may be present elements of danger with respect to principal and interest. A debt security rated CCC by S&P is regarded, on balance, as speculative. Such a security will have some quality and protective characteristics, but these are outweighed by large uncertainties or major risk exposures to adverse conditions.

-------------------------
1. In the event that the Board should raise the percentage limitation on investment in lower rated securities, investors will receive 30 days' notice prior to the investment in lower rated securities rising above the current 5% limit.

                                        2



Although they may offer higher yields than do higher rated securities, lower rated and unrated debt securities generally involve greater volatility of price and risk to principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which lower rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the fund's ability to sell the securities at fair value either to meet redemption requests or to respond to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain low rated or unrated debt securities may also make it more difficult for the fund to obtain accurate market quotations for the purposes of valuing its portfolio. Market quotations are generally available on many low rated or unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of the fund to achieve its investment goal may, to the extent of the investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the fund were investing in higher rated securities.


Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, the fund may incur additional expenses to seek recovery.

The fund may accrue and report interest on high yield bonds structured as zero coupon bonds or pay-in-kind securities as income even though it receives no cash interest until the security's maturity or payment date. In order to qualify for beneficial tax treatment, the fund must distribute substantially all of its income to shareholders (see "Additional Information on Distributions and Taxes"). Thus, the fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, so that it may satisfy the distribution requirement.

DEPOSITARY RECEIPTS. The fund may purchase sponsored or unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") (collectively, "depositary receipts"). ADRs are depositary receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the depositary receipts. Depositary receipts also involve the risks of other investments in foreign securities, as discussed below. For purposes of the fund's investment policies, the fund's investments in depositary receipts will be deemed to be investments in the underlying securities.

REPURCHASE AGREEMENTS. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under a repurchase agreement, the seller is required to maintain the value of the securities subject to the repurchase agreement at not less than their

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repurchase price. Investment Counsel will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price. Repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions upon the fund's ability to dispose of the underlying securities. The fund will enter into repurchase agreements only with parties who meet creditworthiness standards approved by the Board, I.E., banks or broker-dealers that have been determined by Investment Counsel to present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

LOANS OF PORTFOLIO SECURITIES. The fund may lend to banks and broker-dealers portfolio securities with an aggregate market value of up to one-third of its total assets (including the value of the collateral). Such loans must be secured by collateral (consisting of any combination of cash, U.S. government securities or irrevocable letters of credit) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned. The fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The fund may terminate the loans at any time and obtain the return of the securities loaned within five business days. The fund will continue to receive any interest or dividends paid on the loaned securities and will continue to have voting rights with respect to the securities. However, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral should the borrower fail.


STRUCTURED INVESTMENTS. Included among the issuers of debt securities in which the fund may invest are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are typically organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchases by an entity, such as a corporation or trust, of specified instruments and the issuance by that entity of one or more classes of securities ("structured investments") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured investments to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions; the extent of the payments made with respect to structured investments is dependent on the extent of the cash flow on the underlying instruments. Because structured investments of the type in which the fund anticipates investing typically involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying instruments.

The fund is permitted to invest in a class of structured investments that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured investments typically have higher yields and present greater risks than unsubordinated structured investments. Although the fund's purchase of subordinated structured investments would have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of the limitations placed on the extent of the fund's assets that may be used for borrowing activities.


Certain issuers of structured investments may be deemed to be "investment companies" as defined in the 1940 Act. As a result, the fund's investment in these structured investments may be limited by the restrictions contained in the 1940 Act. Structured investments are typically sold in private placement transactions, and there currently is no active trading market for structured investments. To the extent such investments are illiquid, they will be subject to the fund's restrictions on investments in illiquid securities.


FUTURES CONTRACTS. The fund's investment policies also permit it to buy and sell stock index futures contracts with respect to any stock index traded on a recognized stock exchange or board of trade, to an aggregate amount not exceeding 20% of the fund's total assets at the time when such contracts are entered into. Successful use of stock index futures is subject to Investment Counsel's ability to predict correctly movements in the direction of the stock markets. No assurance can be given that Investment Counsel's judgment in this respect will be correct.

A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. The value of a unit is the current value of the stock index. For example, the Standard & Poor's 500 Stock Index (the "S&P 500 Index") is composed of 500 selected common stocks, most of which are listed on the NYSE. The S&P 500 Index assigns relative weightings to the value of one share of each of these 500 common stocks included in the index, and the index fluctuates with changes in the market values of the shares of those common stocks. In the case of the S&P 500 Index, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 Index were $150, one contract would be worth $75,000

                                        4


(500 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the fund enters into a futures contract to buy 500 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the fund will gain $2,000 (500 units x gain of $4). If the fund enters into a futures contract to sell 500 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the fund will lose $2,000 (500 units x loss of $4).

During or in anticipation of a period of market appreciation, the fund may enter into a "long hedge" of common stock which it proposes to add to its portfolio by purchasing stock index futures for the purpose of reducing the effective purchase price of such common stock. To the extent that the securities which the fund proposes to purchase change in value in correlation with the stock index contracted for, the purchase of futures contracts on that index would result in gains to the fund which could be offset against rising prices of such common stock.

During or in anticipation of a period of market decline, the fund may "hedge" common stock in its portfolio by selling stock index futures for the purpose of limiting the exposure of its portfolio to such decline. To the extent that the fund's portfolio of securities changes in value in correlation with a given stock index, the sale of futures contracts on that index could substantially reduce the risk to the portfolio of a market decline and, by so doing, provide an alternative to the liquidation of securities positions in the portfolio with resultant transaction costs.


Parties to an index futures contract must make initial margin deposits to secure performance of the contract, which currently range from 1 1/2% to 5% of the contract amount. Initial margin requirements are determined by the respective exchanges on which the futures contracts are traded. There also are requirements to make variation margin deposits as the value of the futures contract fluctuates.

At the time the fund buys a stock index futures contract, an amount of cash, U.S. government securities, or other highly liquid debt securities equal to the market value of the contract will be deposited in a segregated account with the fund's custodian. When selling a stock index futures contract, the fund will maintain with its custodian liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the fund may "cover" its position by owning a portfolio with a volatility substantially similar to that of the index on which the futures contract is based, or holding a call option permitting the fund to purchase the same futures contract at a price no higher than the price of the contract written by the fund (or at a higher price if the difference is maintained in liquid assets with the fund's custodian).


OPTIONS ON SECURITIES INDICES. The fund may purchase and sell put and call options on securities indices in standardized contracts traded on national securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ. An option on a securities index is a contract that gives the purchaser of the option, in return for the premium paid, the right to receive from the writer of the option, cash equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars, times a specified multiplier for the index option. An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain indicators.

The fund may write call and put options only if the option is "covered." A call option on an index is covered if the fund maintains with its custodian cash or cash equivalents equal to the contract value. A call option is also covered if the fund holds a call on the same index as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written, or (2) greater than the exercise price of the call written, provided the difference is maintained by the fund in cash or cash equivalents in a segregated account with its custodian. A put option on an index is covered if the fund maintains cash or cash equivalents equal to the exercise price in a segregated account with its custodian. A put option is also covered if the fund holds a put on the same index as the put written where the exercise price of the put held is (1) equal to or greater than the exercise price of the put written, or (2) less than the exercise price of the put written, provided the difference is maintained by the fund in cash or cash equivalents in a segregated account with its custodian.

If an option written by the fund expires, the fund will realize a capital gain equal to the premium received at the time the option was written. If an option purchased by the fund expires unexercised, the fund will realize a capital loss equal to the premium paid.

                                        5



Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the fund desires.


FOREIGN CURRENCY EXCHANGE CONTRACTS. In order to hedge against foreign currency exchange rate risks, the fund may enter into forward foreign currency exchange contracts and foreign currency futures contracts, as well as purchase put or call options on foreign currencies, as described below. The fund may also conduct its foreign currency exchange transactions on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market.


The fund may enter into forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. The fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security. In addition, for example, when the fund believes that a foreign currency may suffer or enjoy a substantial movement against another currency, it may enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This second investment practice is generally referred to as "cross-hedging." Because in connection with the fund's forward contract transactions, an amount of its assets equal to the amount of the purchase will be held aside or segregated to be used to pay for the commitment, the fund will always have cash, cash equivalents or high quality debt securities available in an amount sufficient to cover any commitments under these contracts or to limit any potential risk. The segregated account will be marked-to-market on a daily basis. While these contracts are not presently regulated by the Commodity Futures Trading Commission, it may in the future assert authority to regulate forward contracts. In such event, the fund's ability to utilize forward contracts in the manner set forth above may be restricted. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the fund than if it had not engaged in such contracts.

The fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. As is the case with other kinds of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuation in exchange rates, although, in the event of rate movements adverse to its position, the fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the fund will be traded on U.S. and foreign exchanges or over-the-counter.

The fund may enter into exchange-traded contracts for the purchase or sale for future delivery of foreign currencies ("foreign currency futures"). This investment technique will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the fund's portfolio securities or adversely affect the prices of securities that the fund intends to purchase at a later date. The successful use of foreign currency futures will usually depend on the ability of Investment Counsel to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the fund may not achieve the anticipated benefits of foreign currency futures or may realize losses.


WHAT ARE SOME OF THE RISKS OF
INVESTING IN THE FUND?
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FOREIGN SECURITIES. The fund has an unlimited right to purchase securities in any foreign country, developed or developing, if they are listed on a stock exchange, as well as a limited right to purchase such securities if they are unlisted. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the U.S. Foreign companies are not generally subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be

                                        6




comparable to those applicable to U.S. companies. The fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its Net Asset Value. Foreign markets have substantially less volume than the NYSE and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Investments in unlisted foreign securities raise liquidity concerns, and the Board of the fund (or Investment Counsel under the supervision of the Board) will monitor, on a continuing basis, the status of the fund's positions (and any anticipated positions) in these securities in light of the fund's restriction against investments in illiquid securities exceeding 10% of its net assets. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S.


EURO RISK. On January 1, 1999, the European Monetary Union (EMU) plans to introduce a new single currency, the euro, which will replace the national currency for participating member countries. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets.

Franklin Resources, Inc. has created an interdepartmental team to handle all euro-related changes to enable the Franklin Templeton Funds to process transactions accurately and completely with minimal disruption to business activities. While the implementation of the euro could have a negative effect on the fund, the fund's manager and its affiliated services providers are taking steps they believe are reasonably designed to address the euro issue.


EMERGING MARKETS. Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in many developing countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in some developing countries may be slowed or reversed by unanticipated political or social events in such countries.

In addition, many countries in which the fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the evonomies and securities markets of certain countries. Moreover, the economics of some developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position.

Investments in developing countries may involve risks of nationalization, expropriation and confiscatory taxation. For example, the communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of expropriation, the fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in certain developing countries. Finally, even though the currencies of some developing countries, such as certain Eastern European countries may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to the fund's shareholders.


Certain Eastern European countries, which do not have market economies, are characterized by an absence of developed legal structures governing private and foreign investments and private property. Certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Although in most Eastern European countries the local currencies have been allowed to fluctuate according to their market value, various foreign exchange restrictions remain in effect, limiting the ability of foreign investors to repatriate their profits. The conversion rates for certain Eastern European currencies may be artificial to the actual market values of the currencies and may be adverse to fund share-

                                        7



holders. Further, accounting standards which exist in Eastern European countries may differ from U.S. standards.

Governments in certain Eastern European countries may require that a governmental or quasi-governmental authority act as custodian of the fund's assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the 1940 Act to act as foreign custodians of the fund's cash and securities, the fund's investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such countries.


RUSSIAN SECURITIES. Investing in Russian companies involves a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets, and should be considered highly speculative. Such risks include, together with Russia's continuing political and economic instability and the slow-paced development of its market economy, the following: (a) delays in settling portfolio transactions and risk of loss arising out of Russia's system of share registration and custody; (b) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgment;
(c) pervasiveness of corruption, insider trading, and crime in the Russian economic system; (d) currency exchange rate volatility and the lack of available currency hedging instruments; (e) higher rates of inflation (including the risk of social unrest associated with periods of hyper-inflation); (f) controls on foreign investment and local practices disfavoring foreign investors and limitations on repatriation of invested capital, profits and dividends, and on the fund's ability to exchange local currencies for U.S. dollars; (g) the risk that the government of Russia or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the dissolution of the Soviet Union and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, a return to the centrally planned economy that existed prior to the dissolution of the Soviet Union, or the nationalization of privatized enterprises; (h) the risks of investing in securities with substantially less liquidity and in issuers having significantly smaller market capitalizations, when compared to securities and issuers in more developed markets; (i) the difficulties associated in obtaining accurate market valuations of many Russian securities, based partly on the limited amount of publicly available information; (j) the financial condition of Russian companies, including large amounts of inter-company debt which may create a payments crisis on a national scale; (k) dependency on exports and the corresponding importance of international trade; (l) the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation or, in the alternative, the risk that a reformed tax system may result in the inconsistent and unpredictable enforcement of the new tax laws; (m) possible difficulty in identifying a purchaser of securities held by the fund due to the underdeveloped nature of the securities markets; (n) the possibility that pending legislation could restrict the levels of foreign investment in certain industries, thereby limiting the number of investment opportunities in Russia; (o) the risk that pending legislation would confer to Russian courts the exclusive jurisdiction to resolve disputes between foreign investors and the Russian government, instead of bringing such disputes before an internationally-accepted third-country arbitrator; and (p) the difficulty in obtaining information about the financial condition of Russian issuers, in light of the different disclosure and accounting standards applicable to Russian companies.


There is little long-term historical data on Russian securities markets because they are relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. Because of the recent formation of the securities markets as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity and it is possible for the fund to lose its registration through fraud, negligence or even mere oversight. While the fund will endeavor to ensure that its interests continue to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudu-

                                        8



lent act may deprive the fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, although a Russian public enterprise with more than 500 shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, in practice this regulation has not always been strictly enforced. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. In addition, so-called "financial-industrial groups" have emerged in recent years that seek to deter outside investors from interfering in the management of companies they control. These practices may prevent the fund from investing in the securities of certain Russian companies deemed suitable by Investment Counsel. Further, this also could cause a delay in the sale of Russian company securities by the fund if a potential purchaser is deemed unsuitable, which may expose the fund to potential loss on the investment.


CURRENCY RISK. The fund's manager endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread in currency exchange (to cover service charges) will be incurred, particularly when the fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on nationalexchanges, expropriation, nationalization or confiscatory taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political, economic or social instability, or diplomatic developments that could affect investments in securities of issuers in those nations.


The fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Some countries in which the fund may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the fund's portfolio securities are denominated may have a detrimental impact on the fund. Through the flexible policy of the fund, Investment Counsel endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where from time to time it places the fund's investments.


The exercise of this flexible policy may include decisions to buy securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.


STOCK INDEX FUTURES. There are additional risks involved in stock index futures transactions. These risks relate to the fund's ability to reduce or eliminate its futures positions, which will depend upon the liquidity of the secondary markets for such futures. The fund intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, but there is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. Use of stock index futures for hedging may involve risks because of imperfect correlations between movements in the prices of the stock index futures on the one hand and movements in the prices of the securities being hedged or of the underlying stock index on the other. Successful use of stock index futures by the fund for hedging purposes also depends upon Investment Counsel's ability to predict correctly movements in the direction of the market, as to which no assurance can be given.

OPTIONS ON SECURITIES INDICES. There are several risks associated with transactions in options on securities indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. There can be no assurance that a liquid market will exist when the fund seeks to close out an option position. If the fund were unable to close out an

                                        9



option that it had purchased on a securities index, it would have to exercise the option in order to realize any profit or the option may expire worthless. If trading were suspended in an option purchased by the fund, it would not be able to close out the option. If restrictions on exercise were imposed, the fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the fund is covered by an option on the same index purchased by the fund, movements in the index may result in a loss to the fund; however, such losses may be mitigated by changes in the value of the fund's securities during the period the option was outstanding.

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

The fund has adopted the following restrictions as fundamental policies. This means they may only be changed if the change is approved by: (i) more than 50% of the outstanding shares of the fund or (ii) 67% or more of the shares of the fund present at a shareholder meeting if more than 50% of the outstanding shares of the fund are represented at the meeting in person or by proxy, whichever is less. The fund MAY NOT:


1. Invest in real estate or mortgages on real estate (although the fund may invest in marketable securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein); invest in interests (other than debentures or equity stock interests) in oil, gas or other mineral exploration or development programs; purchase or sell commodity contracts (except forward contracts and futures contracts as described in the fund's Prospectus); or invest in other open-end investment companies.

2. Purchase or retain securities of any company in which directors or officers of the fund or of Investment Counsel, individually owning more than 1/2 of 1% of the securities of such company, in the aggregate own more than 5% of the securities of such company.


3. Invest more than 5% of its total assets in the securities of any one issuer (exclusive of U.S. government securities).


4. Purchase more than 10% of any class of securities of any one company, including more than 10% of its outstanding voting securities, or invest in any company for the purpose of exercising control or management.

5. Act as an underwriter; issue senior securities; purchase on margin or sell short; write, buy or sell puts, calls, straddles or spreads (but the fund may make margin payments in connection with futures contracts, forward contracts and options on securities indices and foreign currencies).

6. Loan money, apart from the purchase of a portion of an issue of publicly distributed bonds, debentures, notes and other evidences of indebtedness, although the fund may enter into repurchase agreements and lend its portfolio securities.

7. Borrow money for any purpose other than redeeming its shares or purchasing its shares for cancellation, and then only as a temporary measure up to an amount not exceeding 5% of the value of its total assets; or pledge, mortgage, or hypothecate its assets for any purpose other than to secure such borrowings, and then only up to such extent not exceeding 10% of the value of its total assets as the Board may by resolution approve.(2) (For the purposes of this investment restriction, collateral arrangements with respect to margin for a futures contract or a forward contract are not deemed to be a pledge of assets.)

8. Invest more than 5% of the value of the fund's total assets in securities of issuers which have been in continuous operation less than three years.


9. Invest more than 5% of the fund's total assets in warrants, whether or not listed on the NYSE or the American Stock Exchange, including no more than 2% of its total assets which may be invested in warrants that are not listed on those exchanges. Warrants acquired by the fund in units or attached to securities are not included in this investment restriction. This investment restriction does not apply to options on securities indices.


10. Invest more than 15% of the fund's total assets in securities of foreign issuers that are not listed on a recognized U.S. or foreign securities exchange, including no more than 10% of its total assets in restricted securities, securities that are not readily marketable, repurchase agreements having more than seven days to maturity, and over-the-counter options purchased by the fund. Assets used as cover for over-the-counter options written by the fund are considered not readily marketable.

11.  Invest more than 25% of the fund's total assets in a single industry.

                                       10



12. Invest in "letter stocks" or securities on which there are any sales restrictions under a puchase agreement. there are any sales restrictions under a purchase agreement.

13. Participate on a joint or a joint and several basis in any trading account in securities. (See "How Does the Fund Buy Securities for its Portfolio?" as to transactions in the same securities for the fund, other clients and/or other mutual funds within the Franklin Templeton Group of Funds.)

------------

2. As an operating policy approved and subject to change or elimination solely by the Board, the fund will not pledge, mortgage or hypothecate its assets to the extent that at any time the percentage of pledged assets plus the sales commission will exceed 10% of the Offering Price of the shares of the fund.


If a bankruptcy or other extraordinary event occurs concerning a particular security owned by the fund, the fund may receive stock, real estate, or other investments that the fund would not, or could not buy. In this case, the fund intends to dispose of the investment as soon as practicable while maximizing the return to shareholders.


If a percentage restriction is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities or the amount of assets will not be considered a violation of any of the foregoing restrictions. Nothing in the investment policies or investment restrictions (except Investment Restrictions 10 and 11) shall be deemed to prohibit the fund from purchasing securities pursuant to subscription rights distributed to the fund by any issuer of securities held at the time in its portfolio (as long as such purchase is not contrary to the fund's status as a diversified investment company under the 1940 Act).


OFFICERS AND DIRECTORS
--------------------------------------------------------------------------------

The Board has the responsibility for the overall management of the fund, including general supervision and review of its investment activities. The Board, in turn, elects the officers of the fund who are responsible for administering the fund's day-to-day operations. The affiliations of the officers and Board members and their principal occupations for the past five years are shown below. Members of the Board who are considered "interested persons" of the fund under the 1940 Act are indicated by an asterisk (*).


                                            POSITION(S) AND
                                            OFFICES WITH
 NAME, AGE AND ADDRESS                      THE FUND            PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------
  Harris J. Ashton (66)                     Director             Director, RBC Holdings, Inc. (bank holding company)
  191 Clapboard Ridge Road                                       and Bar-S Foods (meat packing company): director
  Greenwich, CT 06830                                            or trustee, as the case may be, of 49 of the investment
                                                                 companies in the Franklin Templeton Group of Funds; and
                                                                 FORMERLY, President, Chief Executive Officer and Chairman
                                                                 of the Board, General Host Corporation (nursery and craft
                                                                 centers.)
-----------------------------------------------------------------------------------------------------------------------------------
* Nicholas F. Brady (68)                   Director              Chairman, Templeton Emerging Markets Investment Trust
  The Bullitt House                                              PLC, Templeton Latin America Investment Trust PLC,
  102 East Dover Street                                          Darby Overseas Investments, Ltd. and Darby Emerging
  Easton, MD 21601                                               Markets Investments LDC (investment firms) (1994-present);
                                                                 Director, Templeton Global Strategy Funds, Amerada Hess
                                                                 Corporation (exploration and refining of natural gas),
                                                                 Christiana Companies, Inc. (operating and investment
                                                                 companies), and H.J. Heinz Company (processed foods and
                                                                 allied products); director or trustee, as the case may be, of 21 of the investment companies in the Franklin Templeton
                                                                 Group of Funds; and FORMERLY, Secretary of the United States
                                                                 Department of the Treasury (1988-1993) and Chairman of the
                                                                 Board, Dillon, Read & Co., Inc. (investment banking) prior to
                                                                 1988.
-----------------------------------------------------------------------------------------------------------------------------------

                                       11

                                          POSITION(S) AND
                                          OFFICES WITH
 NAME, AGE AND ADDRESS                    THE FUND               PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------
  S. Joseph Fortunato (66)                Director               Member of the law firm of Pitney, Hardin, Kipp & Szuch;
  Park Avenue at Morris County                                   director or trustee, as the case may be, of 51 of
  P.O. Box 1945                                                  the investment companies in the Franklin Templeton Group
  Morristown, NJ 07962-1945                                      of Funds.
-----------------------------------------------------------------------------------------------------------------------------------
  John Wm. Galbraith (77)                 Director               President, Galbraith Properties, Inc. (personal investment
  360 Central Avenue                                             company); Director Emeritus, Gulf West Banks, Inc. (bank holding
  Suite 1300                                                     company) (1995-present); director or trustee, as the case may be,
  St. Petersburg, FL 33701                                       of 20 of the investment companies in the Franklin Templeton
                                                                 Group of Funds; and FORMERLY, Director, Mercantile Bank
                                                                 (1991-1995), Vice Chairman, Templeton, Galbraith & Hansberger Ltd.
                                                                 (1986-1992), and Chairman, Templeton Funds Management, Inc.
                                                                 (1974-1991).
-----------------------------------------------------------------------------------------------------------------------------------
  Andrew H. Hines, Jr. (75)               Director               Consultant for the Triangle Consulting Group;
  150 2nd Avenue N.                                              Executive-in-Residence of Eckerd College (1991-present); director
  St. Petersburg, FL 33701                                       or trustee, as the case may be, of 22 investment companies in the Franklin Templeton Group of Funds; and FORMERLY,
                                                                 Chairman and Director, Precise Power Corporation (1990-1997),
                                                                 Director, Checkers Drive-In Restaurant, Inc. (1994-1997), and
                                                                 Chairman of the Board and Chief Executive Officer, Florida
                                                                 Progress Corporation (holding company and energy area)
                                                                 (1982-1990) and director of various of its subsidiaries.
-----------------------------------------------------------------------------------------------------------------------------------
* Charles B. Johnson (65)                 Chairman of the        President, Chief Executive Officer and Director, Franklin
  777 Mariners Island Blvd.               Board and Vice         Resources, Inc.; Chairman of the Board and Director, Franklin
  San Mateo, CA 94404                     President              Advisers, Inc., Franklin Advisory Services, Inc., Franklin
                                                                 Investment Advisory Services, Inc. and Franklin Templeton
                                                                 Distributors, Inc.; Director, Franklin/Templeton Investor
                                                                 Services, Inc. and Franklin Templeton Services Inc. officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 50 of the investment companies in the Franklin Templeton Group of Funds.
-----------------------------------------------------------------------------------------------------------------------------------
  Charles E. Johnson (42)                 Director and           Senior Vice President and Director, Franklin Resources, Inc.;
  500 East Broward Blvd.                  Vice President         Senior Vice President, Franklin Templeton Distributors, Inc.;
  Fort Lauderdale, FL                                            President and Director, Templeton Worldwide, Inc.; Chairman and
  33394-3091                                                     Director, Templeton Investment Counsel, Inc.; Vice
                                                                 President, Franklin Advisers, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and
                                                                 officer and/or director or trustee, as the case may be, of 34 of the investment companies in the Franklin Templeton Group of
                                                                 Funds.
-----------------------------------------------------------------------------------------------------------------------------------
  Betty P. Krahmer (69)                   Director               Director or trustee of various civic associations; director or
  2201 Kentmere Parkway                                          trustee, as the case may be, of 21 of the investment companies in
  Wilmington, DE 19806                                           the investment companies in the Franklin Templeton Group of Funds;
                                                                 and FORMERLY, Economic Analyst, U.S. Government.
-----------------------------------------------------------------------------------------------------------------------------------

                                       12

                                          POSITION(S) AND
                                          OFFICES WITH
 NAME, AGE AND ADDRESS                    THE FUND              PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------
  Gordon S. Macklin (70)                  Director               Director, Fund American Enterprises Holdings, Inc., Martek
  8212 Burning Tree Road                                         Biosciences Corporation, MCI WorldCom (information services),
  Bethesda, MD 20817                                             MedImmune, Inc. (biotechnology), Spacehab, Inc. (aerospace services) and Real 3D (software); director or trustee, as the case may be, of 49 of the investment companies in the
                                                                 Franklin Templeton Group of Funds; and FORMERLY, Chairman, White
                                                                 River Corporation (financial services) and Hambrecht and Quist
                                                                 Group (investment banking), and President, National Association of
                                                                 Securities Dealers, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
  Fred R. Millsaps (69)                   Director               Manager of personal investments (1978-present); director of
  2665 NE 37th Drive                                             various business and nonprofit organizations; director or
  Fort Lauderdale, FL 33308                                      trustee, as the case may be, of 22 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Chairman
                                                                 and Chief Executive Officer, Landmark Banking Corporation
                                                                 (1969-1978), Financial Vice President, Florida Power and Light
                                                                 (1965-1969), and Vice President, Federal Reserve Bank of Atlanta
                                                                 (1958-1965)
-----------------------------------------------------------------------------------------------------------------------------------
  Gary P. Motyl (46)                     President               Executive Vice President, Templeton Investment Counsel, Inc.;
  500 East Broward Blvd.                                         Security Analyst and Portfolio Manager, Templeton Investment
  Fort Lauderdale, FL                                            Counsel, Inc. since 1981; officer of 2 of the investment companies
  33394-3091                                                     in the Franklin Templeton Group of Funds; and FORMERLY, Research
                                                                 Analyst and Portfolio Manager, Landmark First National Bank
                                                                 (1979-1981) and Security Analyst, Standard & Poor's Corporation
                                                                 (1974-1979).
-----------------------------------------------------------------------------------------------------------------------------------
  Mark G. Holowesko (38)                 Vice President          President, Templeton Global Advisors Limited; Chief Investment
  Lyford Cay                                                     Officer, Global Equity Group; Executive Vice President and
  Nassau, Bahamas                                                Director, Templeton Worldwide, Inc.; officer of 21 of the
                                                                 investment companies in the Franklin Templeton Group of Funds; and
                                                                 FORMERLY, Investment Administrator, RoyWest Trust Corporation
                                                                 (Bahamas) Limited (1984-1985).
-----------------------------------------------------------------------------------------------------------------------------------
  Harmon E. Burns (53)                   Vice President          Executive Vice President and Director, Franklin Resources, Inc.,
  777 Mariners Island Blvd.                                      Franklin Templeton Distributors, Inc. and Franklin Templeton
  San Mateo, CA 94404                                            Services, Inc.; Executive Vice President, Franklin Advisers, Inc.;
                                                                 Director, Franklin/Templeton Investor Services, Inc; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and 53 of the investment companies in the Franklin Templeton Group of Funds.
-----------------------------------------------------------------------------------------------------------------------------------

                                       13

                                         POSITION(S) AND
                                         OFFICES WITH
 NAME, AGE AND ADDRESS                   THE FUND               PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------
  Rupert H. Johnson, Jr. (58)            Vice President          Executive Vice President and Director, Franklin Resources, Inc.
  777 Mariners Island Blvd.                                      and Franklin Templeton Distributors, Inc.; President and Director,
  San Mateo, CA 94404                                            Franklin Advisers, Inc; Senior Vice President and Director,
                                                                 Franklin Advisory Services, Inc. and Franklin Investment Advisory
                                                                 Services, Inc.; Director, Franklin/Templeton Investor Services,
                                                                 Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 53 of the investment companies in the Franklin Templeton Group of Funds.
-----------------------------------------------------------------------------------------------------------------------------------
  Deborah R. Gatzek (50)                  Vice President         Senior Vice President and General Counsel, Franklin Resources,
  777 Mariners Island Blvd.                                      Inc.; Senior Vice President, Franklin Templeton Services, Inc. and
  San Mateo, CA 94404                                            Franklin Templeton Distributors, Inc.; Executive Vice President,
                                                                 Franklin Advisers, Inc.; Vice President, Franklin Advisory
                                                                 Services, Inc.;, Vice President, Chief Legal Officer and Chief
                                                                 Operating Officer, Franklin Investment Advisory Services,
                                                                 Inc.; and officer of 53 of the investment companies in the
                                                                 Franklin Templeton Group of Funds.
-----------------------------------------------------------------------------------------------------------------------------------
  Martin L. Flanagan (38)                 Vice President         Senior Vice President and Chief Financial Officer, Franklin
  777 Mariners Island Blvd.                                      Resources, Inc.; Executive Vice President and Director, Templeton
  San Mateo, CA 94404                                            Worldwide, Inc.; Executive Vice President, Chief Operating Officer
                                                                 and Director, Templeton Investment Counsel, Inc.; Executive Vice
                                                                 President and Chief Financial Officer, Franklin Advisers, Inc.;
                                                                 Chief Financial Officer, Franlin Advisory Services, Inc. and
                                                                 Franklin Investment Advisory Services, Inc.; President and
                                                                 Director, Franklin Templeton Services, Inc.; Senior Vice President
                                                                 and Chief Financial Officer, Franklin/Templeton Investor Services,
                                                                 Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 53 of the investment companies in the Franklin Templeton Group of Funds.
-----------------------------------------------------------------------------------------------------------------------------------
  John R. Kay (58)                       Vice President          Vice President and Treasurer, Templeton Worldwide, Inc.,; Assistant
  500 East Broward Blvd.                                         Vice President, Franklin Templeton Distributors, Inc.; officer
  Fort Lauderdale, FL                                            of 25 of the investment companies in the Franklin Templeton Group
  33394-3091                                                     Group of Funds; and FORMERLY, Vice President and Controller,
                                                                 Keystone Group, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

                                       14

                                        POSITION(S) AND
                                        OFFICES WITH
 NAME, AGE AND ADDRESS                  THE FUND                 PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------
  Elizabeth M. Knoblock (43)            Vice President-          General Counsel, Secretary and Senior Vice President, Templeton
  500 East Broward Blvd.                Compliance               Investment Counsel, Inc.; Senior Vice President, Templeton Global
  Fort Lauderdale, FL                                            Investors, Inc.; officer of 21 of the investment companies in the
  33394-3091                                                     Franklin Templeton Group of Funds; and FORMERLY, Vice President
                                                                 and Associate General Counsel, Kidder Peabody & Co. (1989-1990),
                                                                 Assistant General Counsel, Gruntal & Co., Inc. (1988), Vice
                                                                 President and Associate General Counsel, Shearson Lehman Hutton
                                                                 Inc. (1988), Vice President and Assistant General Counsel, E.F.
                                                                 Hutton & Co. Inc. (1986-1988), and Special Counsel of the Division
                                                                 of Investment Management, U.S. Securities and Exchange Commission
                                                                 (1984-1986).
-----------------------------------------------------------------------------------------------------------------------------------
  James R. Baio (44)                    Treasurer                Certified Public Accountant; Treasurer, Franklin Mutual Advisers,
  500 East Broward Blvd.                                         Inc.; Senior Vice President, Templeton Worldwide, Inc., Templeton
  Fort Lauderdale, FL                                            Global Investors, Inc. and Templeton Funds Trust Company; officer
  33394-3091                                                     of 22 of the investment companies in the Franklin Templeton
                                                                 Group of Funds; and FORMERLY, Senior Tax Manager, Ernst & Yount
                                                                 (certified public accountants) (1977-1989).
-----------------------------------------------------------------------------------------------------------------------------------
  Barbara J. Green (51)                 Secretary                Senior Vice President, Templeton Worldwide, Inc. and Templeton
  500 East Broward Blvd.                                         Global Investors, Inc.; officer of 21 of the investment companies
  Fort Lauderdale, FL                                            in the Franklin Templeton Group of Funds; and FORMERLY, Deputy
  33394-3091                                                     Director of the Division of Investment Management, Executive
                                                                 Assistant and Senior Advisor to the Chairman, Counselor to the
                                                                 Chairman, Special Counsel and Attorney Fellow, U.S. Securities and
                                                                 Exchange Commission (1986-1995), Attorney, Roger & Wells, and
                                                                 Judicial Clerk, U.S. District Court (District of Massachusetts).
-----------------------------------------------------------------------------------------------------------------------------------

* This board member is considered an "interested person" under federal securities laws. Mr. Brady's status as an interested person results from his business affiliations with Resources, Inc. and Templeton Global Advisors Limited. Mr. Brady and Resources, Inc. are both limited partners of Darby Overseas Partners, L.P. ("Darby Overseas"). In addition, Darby Overseas and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, L.P.

The table above shows the officers and Board members who are affiliated with Distributors and Investment Counsel. Nonaffiliated members of the Board and Mr. Brady are currently paid an annual retainer and/or fees for attendance at Board and committee meetings. Currently, the fund pays the nonaffiliated Board members and Mr. Brady an annual retainer of $1,000, and a fee of $100 per Board meeting attended. Members of the Board serving on the audit committee of the fund and other investment companies in the Franklin Templeton Group of Funds receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the fund. Members of a committee are not compensated for any committee meeting held on the day of a Board meeting. As shown above, the nonaffiliated Board members may also serve as directors or trustees of other investment companies in the Franklin Templeton Group of Funds. They may receive fees from these funds for their services. The following table provides the total fees paid to nonaffiliated Board members and Mr. Brady by the fund and by the Franklin Templeton Group of Funds.


                                       15




                                                                         NUMBER OF BOARDS
                                                     TOTAL FEES          IN THE FRANKLIN
                                 TOTAL FEES       RECEIVED FROM THE      TEMPLETON GROUP
                               RECEIVED FROM     FRANKLIN TEMPLETON     OF FUNDS ON WHICH
NAME                             THE FUND*        GROUP OF FUNDS**        EACH SERVES***
------------------------------ ---------------   --------------------   ------------------
Harris J. Ashton .............     $2,125             $339,842                  49
Nicholas F. Brady ............      2,125              119,675                  21
S. Joseph Fortunato ..........      2,125              356,762                  51
John Wm. Galbraith ...........      1,935              117,675                  20
Andrew H. Hines, Jr. .........      2,135              144,175                  22
Betty P. Krahmer .............      2,125              119,675                  21
Gordon S. Macklin ............      2,125              332,492                  49
Fred R. Millsaps .............      2,135              144,175                  22

*For the fiscal year ended August 31, 1998.
**For the calendar year ended December 31, 1998.

***We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. The Franklin Templeton Group of Funds currently includes 54 registered investment companies, with approximately 168 U.S. based funds or series.


Nonaffiliated members of the Board and Mr. Brady are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director or trustee. No officer or Board member received any other compensation, including pension or retirement benefits, directly or indirectly from the fund or other funds in the Franklin Templeton Group of Funds. Certain officers or Board members who are shareholders of Resources may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.


Board members historically have followed a policy of having substantial investments in one or more of the Franklin Templeton Funds, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitiute fund holdings of such board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

As of December 14, 1998, the officers and Board members, as a group, did not own of record or beneficially any shares of the fund. Many of the Board members own shares in other funds in the Franklin Templeton Group of Funds. Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E. Johnson.


INVESTMENT MANAGEMENT AND
OTHER SERVICES
--------------------------------------------------------------------------------

INVESTMENT MANAGER AND SERVICES PROVIDED. The fund's investment manager is Investment Counsel. Investment Counsel provides investment research and portfolio management services, including the selection of securities for the fund to buy, hold or sell and the selection of brokers through whom the fund's portfolio transactions are executed. Investment Counsel's activities are subject to the review and supervision of the Board to whom Investment Counsel renders periodic reports of the fund's investment activities. Investment Counsel and its officers, directors and employees are covered by fidelity insurance for the protection of the fund.


Investment Counsel and its affiliates act as investment manager to numerous other investment companies and accounts. Investment Counsel may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by Investment Counsel on behalf of the fund. Similarly, with respect to the fund, Investment Counsel is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that Investment Counsel and access persons, as defined by applicable federal securities laws, may buy or sell for its or their


                                       16



own account or for the accounts of any other fund. Investment Counsel is not obligated to refrain from investing in securities held by the fund or other funds that it manages. Of course, any transactions for the accounts of Investment Counsel and other access persons will be made in compliance with the fund's Code of Ethics. Please see "Miscellaneous Information -- Summary of Code of Ethics."

MANAGEMENT FEES. Under its management agreement, the fund pays Investment Counsel a management fee equal to an annual rate of 0.75% of the fund's average daily net assets.


For the fiscal years ended August 31, 1998, 1997 and 1996, management fees totaled $1,530,273, $1,072,883 and $656,146, respectively. Under an agreement by Investment Counsel, that was terminated as of September 1, 1998, to limit its fees, the fund paid management fees totaling $1,334,912, $888,512 and $512,356, respectively.


MANAGEMENT AGREEMENT. The management agreement is in effect until December 31, 1999. It may continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the management agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The management agreement may be terminated without penalty at any time by the Board or by a vote of the holders of a majority of the fund's outstanding voting securities, or by Investment Counsel on 60 days' written notice to the fund, and will automatically terminate in the event of its assignment, as defined in the 1940 Act.


ADMINISTRATIVE SERVICES. Since October 1, 1996, FT Services has provided certain administrative services and facilities for the fund. Prior to that date, Templeton Global Investors, Inc. provided the same services to the fund. These include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. FT Services is a wholly owned subsidiary of Resources.

Under its administration agreement, the fund pays FT Services a monthly administration fee equal to an annual rate of 0.15% of the fund's average daily net assets up to $200 million, 0.135% of average daily net assets over $200 million up to $700 million, 0.10% of average daily net assets over $700 million up to $1.2 billion, and 0.075% of average daily net assets over $1.2 billion. During the fiscal years ended August 31, 1998, 1997 and 1996, the fund paid administration fees totaling $305,449, $214,577 and $131,231, respectively.


SHAREHOLDER SERVICING AGENT. Investor Services, a wholly owned subsidiary of Resources, is the fund's shareholder servicing agent and acts as the fund's transfer agent and dividend-paying agent. Investor Services is compensated on the basis of a fixed fee per account. The fund may also reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the fund. The amount of reimbursements for these services per benefit plan participant fund account per year may not exceed the per account fee payable by the fund to Investor Services in connection with maintaining shareholder accounts.


CUSTODIAN. The Chase Manhattan Bank, at its principal office at MetroTech Center, Brooklyn, New York, 11245, and at the offices of its branches and agencies throughout the world, acts as custodian and foreign custody manager of the fund's assets. As foreign custody manager, the bank is responsible for the selection and monitoring of foreign sub-custodian banks, as well as the selection and evaluation of non-compulsory foreign depositories. As foreign custody manager, the bank also monitors and furnishes information relevant to the selection of compulsory depositories.

AUDITORS. McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, NY 10017, is the fund's independent auditors. During the fiscal year ended August 31, 1998, their auditing services consisted of rendering an opinion on the financial statements of the fund included in the fund's Annual Report to Shareholders for the fiscal year ended August 31, 1998, and review of the fund's filings with the SEC.


HOW DOES THE FUND BUY SECURITIES
FOR ITS PORTFOLIO?
--------------------------------------------------------------------------------

Investment Counsel selects brokers and dealers to execute transactions in the fund's portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the Board may give.

When placing a portfolio transaction, Investment Counsel seeks to obtain prompt execution of orders at the most favorable net price. For portfolio transactions on a securities exchange, the amount of commission paid by the fund is negotiated between Investment Counsel and the broker executing the

                                       17



transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons responsible for the placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. Investment Counsel will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of Investment Counsel, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

Investment Counsel may pay certain brokers commissions that are higher than those another broker may charge, if Investment Counsel determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or Investment Counsel's overall responsibilities to client accounts over which it exercises investment discretion. The services that brokers may provide to Investment Counsel include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to Investment Counsel in carrying out its investment advisory responsibilities. These services may not always directly benefit the fund. They must, however, be of value to Investment Counsel in carrying out its overall responsibilities to its clients.


It is not possible to place a dollar value on the special executions or on the research services Investment Counsel receives from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services permits Investment Counsel to supplement its own research and analysis activities and to receive the views and information of individuals and research staff of other securities firms. As long as it is lawful and appropriate to do so, Investment Counsel and its affiliates may use this research and data in their investment advisory capacities with other clients. Consistent with internal policies the sale of fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, may also be considered a factor in the selection of broker-dealers to execute the fund's portfolio transactions.


Because Distributors is a member of the NASD, it may sometimes receive certain fees when the fund tenders portfolio securities pursuant to a tender-offer solicitation. As a means of recapturing brokerage for the benefit of the fund, any portfolio securities tendered by the fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to Investment Counsel will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the fund and one or more other investment companies or clients supervised by Investment Counsel are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by Investment Counsel, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the fund.


During the fiscal years ended August 31, 1998, 1997 and 1996 the fund paid brokerage commissions totaling $210,451, $139,387, and $102,000, respectively.

As of August 31, 1998, the fund did not own securities of its regular broker-dealers.


HOW DO I BUY, SELL AND EXCHANGE SHARES?
--------------------------------------------------------------------------------

ADDITIONAL INFORMATION ON BUYING SHARES

The fund has entered into an agreement with Distributors, under which the fund will issue shares at Net Asset Value to TFTC as custodian for the unit investment trust entitled Templeton Capital Accumulation Plan (the "Plan" or "Plans"). The fund will not offer its shares publicly except through the Plans. Except in cases where planholders have liquidated their Plans and received fund shares in distribution as a result of the liquidation privilege under a Plan, it is not generally contemplated that any person, other than TFTC, as custodian, will directly hold any shares of the fund. The terms of the offering of the Plans are contained in the prospectus for the Plans.

Other funds advised by Investment Counsel, including those having capital growth as an objective,

                                       18



are currently being offered with a sales charge that, when compared to the early years of a Plan, would be less than the sales and creation charges for the Plans. Investors wishing information on any of these funds may contact Distributors at the address shown on the cover.

REINVESTMENT DATE. Shares acquired through the reinvestment of dividends will be purchased at the Net Asset Value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

ADDITIONAL INFORMATION ON EXCHANGING SHARES

The Prospectus describes the manner in which the fund's shares may be exchanged by investors who hold shares directly. See "May I Exchange Shares for Shares of Another Fund?" Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange is included in the tax section in this SAI and in the Prospectus.


The proceeds from the sale of shares of an investment company are generally not available until the seventh business day following the sale. The Franklin Templeton Funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh business day. The sale of fund shares to complete an exchange will be effected at Net Asset Value at the close of business on the day the request for exchange is received in proper form. Please see "May I Exchange Shares for Shares of Another Fund?" in the Prospectus.


ADDITIONAL INFORMATION ON SELLING SHARES

The Prospectus describes how fund shares may be redeemed by investors who have liquidated their Plans and hold shares directly. See "How Do I Sell Shares?"

SYSTEMATIC WITHDRAWAL PROGRAM. There are no service charges for making regular cash withdrawals under our systematic withdrawal program. Under this program, any distributions paid by the fund will be automatically reinvested in your account. Payments under the Systematic Withdrawal Program will be made from the redemption of an equivalent amount of shares in your account, generally on the 25th day of the month in which a payment is scheduled. If the 25th falls on a weekend or holiday, we will process the redemption on the next business day.

Redeeming shares through the Systematic Withdrawal Program may reduce or exhaust the shares in your account if payments exceed distributions received from the fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the Systematic Withdrawal Program may be more than your actual yield or income, part of the payment may be a return of your investment.

The fund may discontinue the Systematic Withdrawal Program by notifying you in writing and will automatically discontinue the program if all shares in your account are withdrawn or if the fund receives notification of the shareholder's death or incapacity.

THROUGH YOUR SECURITIES DEALER. If you sell shares through your Securities Dealer, it is your dealer's responsibility to transmit the order to the fund in a timely fashion. Any loss to you resulting from your dealer's failure to do so must be settled between you and your Securities Dealer.


REDEMPTIONS IN KIND. The fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the Board reserves the right to make payments in whole or in part in securities or other assets of the fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the fund. In these circumstances, the securities distributed would be valued at the price used to compute the fund's net assets and you may incur brokerage fees and taxes in converting the securities to cash. The fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.


GENERAL INFORMATION

If dividend checks are returned to the fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at Net Asset Value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the check remains uncashed. Neither the fund nor its affiliates will be liable for any loss caused by your failure to cash such check. The fund is not respon-

                                       19



sible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

HOW ARE FUND SHARES VALUED?
--------------------------------------------------------------------------------

We calculate the Net Asset Value per share as of the close of the NYSE, normally 1:00 p.m. pacific time, each day that the NYSE is open for trading. As of the date of this SAI, the fund is informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

For the purpose of determining the aggregate net assets of the fund, cash and receivables are valued at their realizable amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date. Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and ask prices. Over-the-counter portfolio securities are valued within the range of the most recent quoted bid and ask prices. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by Investment Counsel.

Portfolio securities underlying actively traded call options are valued at their market price as determined above. The current market value of any option held by the fund is its last sale price on the relevant exchange before the time when assets are valued. Lacking any sales that day or if the last sale price is outside the bid and ask prices, options are valued within the range of the current closing bid and ask prices if the valuation is believed to fairly reflect the contract's market value.


Trading in securities on European, Far Eastern and some other securities exchanges and over-the-counter markets is normally completed well before the close of business of the NYSE on each day that the NYSE is open. Trading in European or Far Eastern securities generally, or in a particular country or countries, may not take place on every NYSE business day. Furthermore, trading takes place in various foreign markets on days that are not business days for the NYSE and on which the fund's Net Asset Value is not calculated. Thus, the calculation of the fund's Net Asset Value does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in the calculation and, if events materially affecting the values of these foreign securities occur, the securities will be valued at fair value as determined by management and approved in good faith by the Board.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the Net Asset Value of the fund's shares is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the fund's Net Asset Value. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the Board.


Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board. With the approval of the Board, the fund may use a pricing service, bank or Securities Dealer to perform any of the above-described functions.


ADDITIONAL INFORMATION ON
DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

The fund does not pay "interest" or guarantee any fixed rate of return on an investment in its shares.


                                       20




DISTRIBUTIONS OF NET INVESTMENT INCOME. The fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the fund, constitutes the fund's net investment income from which dividends may be paid to you. Any distributions by the fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

DISTRIBUTIONS OF CAPITAL GAINS. The fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the fund. Any net capital gains realized by the fund generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate excise or income taxes on the fund.

EFFECT OF FOREIGN INVESTMENTS ON DISTRIBUTIONS. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the fund. Similarly, foreign exchange losses realized by the fund on the sale of debt securities are generally treated as ordinary losses by the fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce the fund's ordinary income distributions to you, and may cause some or all of the fund's previously distributed income to be classified as a return of capital.

The fund may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of the fund's total assets at the end of the fiscal year are invested in securities of foreign corporations, the fund may elect to pass-through to you your pro rata share of foreign taxes paid by the fund. If this election is made, the year-end statement you receive from the fund will show more taxable income than was actually distributed to you. However, you will be entitled to either deduct your share of such taxes in computing your taxable income or (subject to limitations) claim a foreign tax credit for such taxes against your U.S. federal income tax. The fund will provide you with the information necessary to complete your individual income tax return if it makes this election.

INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS. The fund will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held fund shares for a full year, the fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the fund.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY. The fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As a regulated investment company, the fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of the fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS. To avoid federal excise taxes, the Internal Revenue Code requires the fund to distribute to you by December 31 or each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve month period ending October 31; and 100% of any undistributed amounts from the prior year. The fund intends to declare and pay these amounts in December (or in January that are treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

REDEMPTION OF FUND SHARES. Redemptions and exchanges of fund shares are taxable transactions for federal and state income tax purposes. If you redeem your fund shares, or exchange your fund shares for shares of a different Franklin Templeton Fund, the IRS will require that you report a gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term generally depending on how long you hold your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the fund on those shares.


All or a portion of any loss that you realize upon the redemption of your fund shares will be disallowed to

                                       21




the extent that you buy other shares in the fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

DEFERRAL OF BASIS. If you redeem some or all of your shares in the fund, and then reinvest the sales proceeds in the fund or in another Franklin Templeton fund within 90 days of purchasing the original shares, the sales charge that would otherwise apply to your reinvestment may be reduced or eliminated. You will be required by the IRS to report gain or loss on the redemption of your original shares in the fund. In so doing, all or a portion of the sales charge that you paid for your original shares in the Plan will be excluded from your tax basis in the shares sold (for the purpose of determining gain or loss upon the sale of such shares). The portion of the sales charge excluded will equal the amount that the sales charge is reduced on your reinvestment. Any portion of the sales charge excluded from your tax basis in the shares sold will be added to the tax basis of the shares you acquire from your reinvestment.


U.S. GOVERNMENT OBLIGATIONS. Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.


DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS. If you are a corporate shareholder, you should note that 12.01% of the dividends paid by the fund for the most recent fiscal year qualified for the dividends-received deduction. In some circumstances you will be allowed to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by the fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculations.

INVESTMENT IN COMPLEX SECURITIES. The fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the fund are treated as ordinary income or capital gain, accelerate the recognition of income to the fund and/or defer the fund's ability to recognize losses, and, in limited cases, subject the fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the fund.


THE FUND'S UNDERWRITER
--------------------------------------------------------------------------------

Pursuant to an underwriting agreement, Distributors acts as principal underwriter for shares of the fund. The underwriting agreement will continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the underwriting agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The underwriting agreement terminates automatically in the event of its assignment and may be terminated by either party on 90 days' written notice.

Distributors pays the expenses of the distribution of fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.


In connection with the offering of the fund's shares, aggregate underwriting commissions for the fiscal years ended August 31, 1998, 1997 and 1996 were $6,148,670, $5,140,712 and $5,361,206, respectively. After allowances to dealers, Distributors retained $615,973, $529,236 and $610,774 in net underwriting discounts and commissions. Except as noted, Distributors received no other compensation from the fund for acting as underwriter.


HOW DOES THE FUND MEASURE PERFORMANCE?
--------------------------------------------------------------------

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every nonstandardized performance quotation furnished by the fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return quotations used by the fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of these and other methods used by the

                                       22




fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.


TOTAL RETURN

AVERAGE ANNUAL TOTAL RETURN. Average annual total return is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The fund's average annual total return does not include the effect of paying the sales charges associated with the purchase of shares of the fund through the Plans; of course, average annual total return would be lower if the sales charges were taken into account. In addition, the calculation assumes that income dividends and capital gain distributions are reinvested at Net Asset Value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable fund charges and fees.


The fund's average annual total return for the one- and five-year periods ended August 31, 1998, was -7.87% and 10.83%, and for the period March 1, 1991 (commencement of operations) through August 31, 1998, was 12.35%.


These figures were calculated according to the SEC formula:


P (1+T)n = ERV

where:

P   = a hypothetical initial payment of $1,000
T   = average annual total return
n   = number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- or ten-year periods at the end of the one-, five- or ten-year periods (or fractional portion thereof)

CUMULATIVE TOTAL RETURN. Like average annual total return, cumulative total return does not include the effect of paying the sales charges associated with the purchase of shares of the fund through the Plans; of course, cumulative total return would be lower if the sales charges were taken into account. In addition, the calculation assumes that income dividends and capital gain distributions are reinvested at Net Asset Value. Cumulative total return, however, will be based on the fund's actual return for a specified period rather than on its average return over one-, five- and ten-year periods, or fractional portion thereof. The fund's cumulative total return for the one- and five-year periods ended August 31, 1998, was -7.87% and 67.44%, and for the period March 1, 1991 (commencement of operations) through August 31, 1998, was 139.72%.


VOLATILITY

Occasionally statistics may be used to show the fund's volatility or risk. Measures of volatility or risk are generally used to compare the fund's Net Asset Value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of Net Asset Value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS


The fund may also quote the performance of shares reflecting the Plan's sales charge. Sales literature and advertising may quote a cumulative total return, average annual total return and other measures of performance as described elsewhere in this SAI with and/or without including the effect of paying the sales charges associated with the purchase of fund shares through the Plans.


Sales literature referring to the use of the fund as a potential investment for Individual Retirement Accounts (IRAs), Business Retirement Plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to the Franklin Templeton Group of Funds. Resources is the parent company of the advisors and underwriter of the Franklin Templeton Group of Funds.

COMPARISONS

To help you better evaluate how an investment in the fund may satisfy your investment goal, advertisements and other materials about the fund may discuss certain measures of fund performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

                                       23



(i) unmanaged indices so that you may compare the fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities market in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm that ranks mutual funds by overall performance, investment goals and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

From time to time, the fund and Investment Counsel may also refer to the following information:


/bullet/ Investment Counsel's and its affiliates' market share of international equities managed in mutual funds prepared or published by Strategic Insight or a similar statistical organization.

/bullet/ The performance of U.S. equity and debt markets relative to foreign markets prepared or published by Morgan Stanley Capital International /registered trademark/ or a similar financial organization.

/bullet/ The capitalization of U.S. and foreign stock markets as prepared or published by the International Finance Corporation, Morgan Stanley Capital International /registered trademark/ or a similar financial organization.

/bullet/ The geographic and industry distribution of the fund's portfolio and its top ten holdings.

/bullet/ The gross national product and populations, including age characteristics, literacy rates, foreign investment improvements due to a liberalization of securities laws and a reduction of foreign exchange controls, and improving communication technology, of various countries as published by various statistical organizations.

/bullet/ To assist investors in understanding the different returns and risk characteristics of various investments, the fund may show historical returns of various investments and published indices (E.G., Ibbotson Associates, Inc. Charts and Morgan Stanley EAFE - Index).

/bullet/ The major industries located in various jurisdictions as published by the Morgan Stanley Index.

/bullet/ Rankings by DALBAR Surveys, Inc. with respect to mutual fund shareholder services.

/bullet/ Allegorical stories illustrating the importance of persistent long-term investing.

/bullet/ The fund's portfolio turnover rate and its ranking relative to industry standards as published by Lipper Analytical Services, Inc. or Morningstar, Inc.

/bullet/ A description of the Templeton organization's investment management philosophy and approach, including its worldwide search for undervalued or "bargain" securities and its diversification by industry, nation and type of stocks or other securities.

/bullet/ The number of shareholders in the fund or the aggregate number of shareholders of the open-end investment companies in the Franklin Templeton Group of Funds or the dollar amount of fund and private account assets under management.

/bullet/ Comparison of the characteristics of various emerging markets, including population, financial and economic conditions.

/bullet/ Quotations from the Templeton organization's founder, Sir John
         Templeton,* advocating the virtues of diversification and long-term investing.

-------------------------
* Sir John Templeton sold the Templeton organization to Resources in October 1992 and resigned from the Board on April 16, 1995. He is no longer involved with the investment management process.


From time to time, advertisements or information for the fund may include a discussion of certain attributes or benefits to be derived from an investment in the fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information may also compare the fund's performance to the return on CDs or other investments. You should be aware, however, that an investment in the fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates rise, the value of the fund's fixed-income investments, if any, as well as the value of its shares that are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of the fund's shares can be expected to increase. CDs are frequently insured by an agency of the U.S. government. An investment in the fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the fund to calculate its figures.

                                       24



In addition, there can be no assurance that the fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION
--------------------------------------------------------------------------------

The fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the fund cannot guarantee that these goals will be met.


The fund is a member of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin, one of the oldest mutual fund organizations, has managed mutual funds for over 50 years and now services more than 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. Together, the Franklin Templeton Group has over $216 billion in assets under management for more than 6 million U.S. based mutual fund shareholders and other accounts. The Franklin Templeton Group of Funds offers 117 U.S. based open-end investment companies to the public. The fund may identify itself by its NASDAQ symbol or CUSIP number.


Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment objectives, no two are exactly alike. As noted in the Prospectus, shares of the fund are generally sold through Securities Dealers. Investment representatives of such Securities Dealers are experienced professionals who can offer advice on the type of investment suitable to your unique goals and needs, as well as the types of risks associated with such investments.


From time to time, the number of fund shares held in the "street name" accounts of various Securities Dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. To the best knowledge of the fund, no other person holds beneficially or of record more than 5% of the fund's outstanding shares.


In the event of disputes involving multiple claims of ownership or authority to control your account, the fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a Notice of Levy.


The Information Services & Technology division of Resources established a Year 2000 Project Team in 1996. This team has already begun making necessary software changes to help the computer systems that service the fund and its shareholders to be Year 2000 compliant. After completing these modifications, comprehensive tests are conducted in one of Resources' U.S. test labs to verify their effectiveness. Resources continues to seek reasonable assurances from all major hardware, software or data-services suppliers that they will be Year 2000 compliant on a timely basis. Resources is also beginning to develop a contingency plan, including identification of those mission critical systems for which it is practical to develop a contingency plan. However, in an operation as complex and geographically distributed as Resources' business, the alternatives to use of normal systems, especially mission critical systems, or supplies of electricity or long distance voice and data lines are limited.


SUMMARY OF CODE OF ETHICS. Employees of the Franklin Templeton Group who are access persons under the 1940 Act are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed by the close of the business day following the day clearance is granted; (ii) copies of all brokerage confirmations and statements must be sent to a compliance officer; (iii) all brokerage accounts must be disclosed on an annual basis; and (iv) access persons involved in preparing and making investment decisions must, in addition to (i), (ii) and (iii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

                                       25



FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The audited financial statements contained in the fund's Annual Report to Shareholders, for the fiscal year ended August 31, 1998, including the auditors' report, are incorporated herein by reference.

GLOSSARY
--------------------------------------------------------------------------------

1940 Act - Investment Company Act of 1940, as amended

Board - The Board of Directors of the Fund

CD - Certificate of deposit


Class A, Class B and Class C - Certain funds in the Franklin Templeton Funds offer multiple classes of shares. The different classes have proportionate interests in the same portfolio of investment securities. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans. Shares of the fund are considered Class A (formerly called Class I) shares for redemption, exchange and other purposes.


Code - Internal Revenue Code of 1986, as amended

Distributors - Franklin/Templeton Distributors, Inc., the fund's principal underwriter

Franklin Templeton Funds - The U.S. registered mutual funds in the Franklin Group of Funds /registered trademark/ and the Templeton Group of Funds except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund

Franklin Templeton Group - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

Franklin Templeton Group of Funds - All U.S. registered investment companies in the Franklin Group of Funds /registered trademark/ and the Templeton Group of Funds

FT Services - Franklin Templeton Services, Inc., the fund's administrator

Investment Counsel - Templeton Investment Counsel, Inc., the fund's investment manager

Investor Services - Franklin/Templeton Investor Services, Inc., the fund's shareholder servicing and transfer agent

IRS - Internal Revenue Service

Moody's - Moody's Investors Service, Inc.

NASD - National Association of Securities Dealers, Inc.


NASDAQ - National Association of Securities Dealers Automated Quotations


Net Asset Value (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NYSE - New York Stock Exchange


Offering Price - The public offering price is the Net Asset Value per share. Shares of the fund may be initially acquired through an investment in Templeton Capital Accumulation Plan. The sales charges for the first year of a Plan can amount to 50% of the amounts paid during that year under the Plan.

Prospectus - The prospectus for the fund dated January 1, 1999, as may be amended from time to time


Resources - Franklin Resources, Inc.

SAI - Statement of Additional Information

S&P - Standard & Poor's Corporation

SEC - U.S. Securities and Exchange Commission

Securities Dealer - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

TFTC - Templeton Funds Trust Company, the custodian for the Plans as described in the Plan prospectus

We/Our/Us - Unless a different meaning is indicated by the context, these terms refer to the fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.

APPENDIX
--------------------------------------------------------------------------------

DESCRIPTION OF RATINGS

CORPORATE BOND RATINGS

MOODY'S

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large

                                       26



or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A - Bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and, thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.


AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal andinterest is very strong and, in the majority of instances, differ from AAA issues only in small degree.


A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C - Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC - rating. The C rating may also reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.


Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


                                       27



COMMERCIAL PAPER RATINGS

MOODY'S

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.


S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.


                                       28